UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
     -------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                            ---------------

                   Date of fiscal year end: November 30, 2004
                                            ------------------------

                   Date of reporting period: November 30, 2004
                                             -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE
PREFERRED SECURITIES INCOME FUND

Dear Shareholder:

     In retrospect, Fiscal 2004 was a pretty uneventful year for the Flaherty & Crumrine/Claymore Preferred Securities Income Fund ("FFC"). The preferred securities and corporate bonds in the portfolio produced respectable returns as long-term interest rates fell modestly and credit spreads generally narrowed. However, since interest rates moved within a relatively narrow range throughout the year, the Fund's hedges were a drag on performance. During the fourth fiscal quarter ended November 30, 2004, the Fund produced +1.2%(1) total return on net asset value ("NAV"). For the full fiscal year, the total return on NAV was +5.5%(1). As the table below demonstrates, the longer-term record of the Fund continues to be excellent.

----------------------------------------------------------------------------------------------------------------------
                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                      FOR PERIODS ENDING NOVEMBER 30, 2004

                                                                                                  ONE      LIFE OF
                                                                                                 YEAR      FUND(2)
                                                                                                 -----     -------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund ..........................     5.5%      10.7%
      Lipper Domestic Investment Grade Bond Funds(3) .........................................     6.2%       7.1%

----------------
(1)  Based on monthly data provided by Lipper Inc.  Distributions are assumed to be reinvested at NAV in accordance  with Lipper's  practice,  which differs from the procedures used elsewhere in this report.
(2)  Since inception on January 31, 2003
(3)  Includes  all U.S.  Government  bond,  mortgage  bond and  term  trust  and investment  grade bond funds in Lipper's  closed-end  fund database at each point in time.
----------------------------------------------------------------------------------------------------------------------

     There was also some good news on the dividend in 2004. In addition to the regular monthly dividend in December, the Fund made a one-time extra distribution of $0.1625 per share, paid December 31st to holders of record on December 24, 2004. We have more to say about the dividend in the Question and Answer section.

     For investors in fixed income securities, the past year has turned out to be one of the more perplexing periods in recent memory. Signs of a pick-up in domestic economic activity were tempered by high oil (and other commodity) prices, the declining value of the U.S. dollar, and the U.S. "twin deficits" (of the government budget and the trade balance). After 31/2 years of lowering short-term interest rates, the Federal Reserve reversed course in June and began raising them. By the end of 2004, the Federal Funds rate (the rate controlled by the Federal Reserve to set the level of short-term interest rates) stood at 2.25%, up from the low of 1.00%. Despite the rise in short-term rates, long-term rates actually fell by about 25 basis points in 2004, finishing the year at 4.82%. This marks the first time in more than 30 years that long-term interest rates fell in the early stages of Fed tightening.

     By increasing the Fed Funds rate, the Fed hopes to prevent the economy from expanding too quickly, which in turn could result in an undesirable increase in the rate of inflation. At the same time, the Fed does not want to raise rates too quickly and derail the economy, which in turn would have negative consequences for corporate credit quality. Because credit quality and inflation represent the biggest risks to the prices of the long-term fixed income securities held in the Fund's portfolio, its performance is strongly impacted by Fed policy.

     Although the interest rate environment proved challenging for our hedging strategy, the markets for preferred securities and corporate bonds continue to have a favorable tone. We have observed steady improvement in the financial condition of most U.S. corporations for some time now. As an issuer's quality improves, the prices for its debt and preferred securities typically outperform the prices of other benchmark securities, such as U.S. Treasury Bonds. We expect credit quality will continue to improve in 2005, although we are cautious on the outlook for corporate yields, which already reflect much of the balance sheet improvement that companies have achieved.

     The composition of the investment portfolio has not changed much during the past year. The list of top ten holdings (by issuer) looks pretty similar to last November. The Fund does have a meaningful exposure to the insurance industry (14.3% as of November 30th). These positions are well diversified, but the entire industry has been under careful scrutiny since late October when the New York State Attorney General's office announced it was investigating the practices of certain companies. The prices of most debt and preferred securities issued by insurance companies took a beating when the announcement was made, although they have since recovered a portion of the decline.

     We encourage you to read the following Question and Answer section. We go into greater detail on several topics mentioned above. In addition, please take advantage of the Fund's website, WWW.FCCLAYMORE.COM. It contains a wide range of useful and up-to-date information about the Fund.

     Sincerely,

     /S/ DONALD F. CRUMRINE                             /S/ ROBERT M. ETTINGER
     Donald F. Crumrine                                 Robert M. Ettinger
     Chairman of the Board                              President


     January 21, 2005

                               QUESTIONS & ANSWERS

WHERE DID THE FUND GET THE MONEY TO PAY AN EXTRA DIVIDEND IN DECEMBER?

     We try to set a monthly dividend rate that results in all of the Fund's net investment income getting fully distributed. To quote our former Chairman Bob Flaherty, "We simply ran out of YEAR before we ran out of INCOME." The low cost of the Fund's leverage during the first half of the year enabled the Fund to accumulate some extra income. We didn't increase the dividend at the time because it seemed unlikely that short-term rates would remain so low. That extra income comprised most of the special distribution in December.

WHAT IS THE OUTLOOK FOR THE FUND'S DIVIDEND IN 2005?

     FFC is not immune to the factors which have led many income oriented funds to reduce their monthly dividends. If short-term interest rates continue to rise, the cost of the Fund's leverage will certainly go up, eating into the Fund's income available for dividends. If long-term interest rates go up, the Fund's hedges should make money that can be used to buy more income producing securities. And finally, changes in the difference between long and short-term rates will affect the cost of the Fund's hedging strategy. It is hard enough to predict just one of the factors, let alone all three!

WHY DOESN'T THE FUND LOCK-IN THE COST OF ITS LEVERAGE IF SHORT-TERM INTEREST RATES ARE HEADING UP?

     There are a variety of techniques the Fund could employ to lock-in a rate, but it is not possible to do so at rates as low as the Fund is currently paying. Each of these alternative strategies is ultimately a bet that the rate the Fund could lock-in for an extended period would end up being less than the average rate paid over successive shorter periods.

     For example, say the Fund's leverage currently costs 2% (at an annual rate) but is subject to change every one to four weeks. Alternatively, the Fund could lock in its leverage cost at 3% for one year. Assuming that the cost of the leverage goes up steadily over the year, the rate would have to DOUBLE to more than 4% for the Fund to be better off locking-in the 3% rate at the beginning of the year. Thus, any attempt to lock-in is simply saying that we think short-term rates are going to rise faster and higher than the consensus of the market.

     When it comes to predicting interest rates, we don't think we have any competitive advantage over the market. Moreover because we hedge 100% of the assets in the portfolio, the Fund already has a substantial degree of protection against higher rates. Finally, there are additional costs entailed in locking-in. In short, we monitor these opportunities, but to date we don't believe it has made sense.

HOW DID THE PREFERRED SECURITIES AND CORPORATE BONDS IN THE FUND'S PORTFOLIO PERFORM?

     The Fund's holdings of preferred securities and corporate bonds have continued to produce very respectable returns. One technique for measuring the performance is to look at the total return on the investment portfolio before the impact of expenses, leverage and hedging. In fiscal 2004, this number was just under 8.5% for FFC. For comparison, an investor in the 30 year U.S. Treasury Bond would have earned roughly 6.8% for the same period. Recall that total return is comprised of income and principal change. In 2004, each of these components contributed about the same amount to the performance differential. FFC is all about income, so anytime principal change goes our way, it's icing on the cake!

     As we mentioned earlier, the costs of the Fund's hedges offset some of this return, but it's important to remember a basic principle of the Fund: IT IS BETTER TO HAVE THE HEDGE "INSURANCE" AND NOT NEED IT THAN TO NEED THE HEDGE "INSURANCE" AND NOT HAVE IT.

WHAT PORTION OF THE 2004 DISTRIBUTIONS WILL BE QUALIFIED DIVIDEND INCOME?

     For individual investors in FFC, 26.14% of the distribution made by the Fund in CALENDAR YEAR 2004 was qualified dividend income (QDI). For corporate investors, 18.79% was eligible for the inter-corporate dividends received deduction (DRD). Under normal conditions, the Fund will generally own fully taxable preferred securities and corporate bonds. From time to time, however, we see opportunities to purchase traditional preferred stocks paying QDI income at prices that make sense for the Fund. It is important to remember the composition of the portfolio and the income distributions are likely to change from one year to the next. Shareholders should not assume that the QDI or DRD portions of next year's distributions will be the same (or even similar) to this year's.

HAS THE FUND MADE ANY CHANGES TO ITS INVESTMENT POLICIES?

     The Fund regularly updates investment policies to reflect changes in the market. For example, the Board approved a higher limit on securities of foreign issuers in April 2004 in response to sizable issuance - at attractive yields - by those issuers. Similarly, in the Semi-Annual Report to Shareholders, we indicated that the Fund was considering the ability to purchase credit protection through the use of credit derivatives. In July, that investment policy change was approved by the Board, although to date the Fund has not purchased credit derivatives.

     Recently, the Board expanded the Fund's investment policies to allow it to make use of a wider range of derivative instruments. The new policies give the investment adviser additional tools to manage the Fund's interest rate hedges and credit exposure. For readers interested in a more detailed discussion, we have outlined the specific changes below and summarized the benefits and risks of these strategies to the Fund.

     While these investment policy changes are extensive, none of them represent a wholesale shift in the way the Fund intends to manage the portfolio. Moreover, the fact that the policies are in place does not necessarily mean we will use them right away; we simply want to be prepared to take advantage of opportunities as they present themselves now or in the future. Viewed in that light, the changes are a natural evolution of the Fund's investment policies in response to a changing marketplace.

DO ANY OF THE INVESTMENT POLICY CHANGES AFFECT THE RATING OF THE FUND'S AUCTION MARKET PREFERRED SHARES (AMPS)?

     No. The Funds' AMPS are still rated Aaa by Moody's Investors Service and AAA by Fitch Ratings. The Fund sought and received approval from its rating agencies to update its Articles Supplementary, which governs the Fund's AMPS, to accommodate the adoption of the new investment policies. Following their review, both rating agencies reconfirmed the AMPS' triple-A ratings.

WHAT ARE THE BENEFITS OF PARTICIPATING IN THE FUND'S DIVIDEND REINVESTMENT PLAN?

     We all know the fable of the tortoise and the hare. The tortoise won simply because he was persistent. For investors who are similarly inclined toward a steady, reliable approach to building wealth, the Fund offers the Dividend Reinvestment and Cash Purchase Plan, unglamorously nicknamed the "DRIP".

Why invest in the DRIP?

     o  Disciplined monthly investing in both good and bad markets

     o  When shares trade below the NAV, the Fund purchases shares in the market

     o When shares trade above the NAV, shares are issued at the higher of NAV or 95% of the current market price

     To obtain information on the DRIP, contact your brokerage firm and ask if they are set up to participate. For investors who hold their shares in certificate form, contact the DRIP's agent, PFPC Inc., at 1-800-331-1710.

                         INVESTMENT POLICY MODIFICATIONS
                          SUMMARY OF RISKS AND BENEFITS

     The Board approved the use of interest rate swaps, swap futures and Eurodollar futures contracts for interest rate hedging purposes. The new policy will allow the Fund to further diversify potential hedging instruments beyond Treasury-based contracts, potentially improving hedge performance or lowering cost.

     The Board also approved the sale of credit derivatives as an alternative to buying a corporate security, up to a limit of one-third of Fund assets. This will allow the Fund to pursue various "synthetic asset" strategies, whereby it can acquire exposure to particular credits and manage its interest rate exposure more efficiently than it could dealing only in cash securities. In essence, there may be times when we can sell credit protection via credit derivatives at wider spreads (or with better call protection) than where we can purchase a portfolio security, resulting in higher returns for shareholders. We will not use credit derivatives to LEVERAGE credit exposure, but rather as an ALTERNATIVE to buying a security of a particular issuer. The ability to buy and sell synthetic assets offers another way for active management of the Fund to add value to shareholders.

     Of course, using derivative securities entails risks. There are counterparty risks on over-the-counter derivatives and exchange-traded futures contracts. These risks are limited by proper documentation, collateralization, daily valuation, and the high credit standing of approved swap counterparties and the futures exchanges, but the Fund is exposed to valuation changes in a contract between the time the collateral or margin requirement arises and when it receives such collateral or margin payments. Second, there is basis risk between the derivative contracts and the Fund's investments. LIBOR-based hedges may or may not correlate with underlying portfolio assets as well as our current Treasury-based hedges, possibly resulting in poorer hedge performance. Credit derivatives may not perform in the same way as cash securities. In particular, the timing of payments on a credit default swap and the events that trigger those payments may be materially different than on a cash security, possibly requiring the Fund to liquidate assets at disadvantageous prices or leaving the Fund with additional interest rate risk. We intend to monitor and evaluate those risks on an ongoing basis, but shareholders should be aware that they exist.

     The Board approved rules to permit the Fund to buy or sell option spreads, which may allow the Fund to reduce the cost of hedging or add total return in periods of high implied volatility. The Fund has always had the ability to sell options, but the new policy clarifies the special situation of selling options when much or all of its risk is covered by a long position in another option. However, the sale of any option may limit the return on an asset (for example, in the case of a call spread) or reduce the protection from a hedge (for example, in the case of a put spread), possibly resulting in poorer performance.

     Finally, the Board authorized the Fund to engage in securities lending on up to 15% of total assets. Certain securities held in the portfolio may be lent profitably by the Fund. Proceeds from any securities loan will be invested in a fund managed according to SEC guidelines applicable to money market funds. Essentially, we would borrow money at a rate lower than where we would reinvest the proceeds. We would not take incremental interest rate risk, as both the borrowing and reinvestment would be short- term. There are risks to securities lending, however. There is counterparty risk on the securities lending side of the transaction. Although risk is limited since the loan is collateralized by cash, the Fund could suffer losses if the counterparty fails to return securities that have risen in value. There is also investment risk on the proceeds from the securities loans: These monies are invested in short-term investments, and if those investments lose value, the Fund will still owe the amount borrowed. We intend to mitigate this risk by investing proceeds from securities lending in a short-term fund managed according to SEC guidelines applicable to money market funds.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OVERVIEW (UNAUDITED)
NOVEMBER 30, 2004
--------------------------------------------------------------------------

FUND STATISTICS ON 11/30/04
----------------------------------------------

Net Asset Value               $       24.10

Market Price                  $       25.30

Premium                                4.98%

Yield on Market Price                  8.18%

Common Shares
Outstanding                      42,406,573


MOODY'S RATINGS             % OF PORTFOLIO
-------------------------------------------
Aaa                              1.0%

Aa                               6.6%

A                               37.7%

Baa                             43.9%

Ba                               5.8%

Not Rated                        3.0%
-------------------------------------------
Below Investment Grade*          5.2%
* BELOW INVESTMENT GRADE BY BOTH MOODY'S AND
S&P.



INDUSTRY CATEGORIES                    % OF PORTFOLIO
-----------------------------------------------------

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

 Banks .................... 35%

 Utilities ................ 26%

 Financial  Services ...... 16%

 Insurance ................ 14%

 Other ....................  4%

 REITs ....................  3%

 Oil and Gas ..............  2%


TOP 10 HOLDINGS BY ISSUER                     % OF
(PARENT COMPANY)                            PORTFOLIO
-----------------------------------------------------
J.P. Morgan Chase                             6.0%

Lehman Brothers                               5.1%

Wachovia Corp                                 4.1%

Zurich RegCaPS                                3.2%

Duke Energy                                   3.2%

Bank of America                               3.0%

North Fork Bancorporation                     3.0%

Ace Ltd.                                      2.9%

Countrywide Financial                         2.8%

Morgan Stanley                                2.4%


                                                                                                     % OF PORTFOLIO**
----------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                              22%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)                         14%
----------------------------------------------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2004 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2004
-------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

PREFERRED SECURITIES -- 80.2%
                 BANKING -- 35.1%
---------------------------------------------------------------------------------------------------------------------
       108,197   Abbey National Group, 7.375% Pfd., Series C ..................................... $      2,937,549** (1)
        15,000   ABN AMRO Capital Fund Trust VII, 6.08% Pfd. .....................................          373,650** (1)
                 ABN AMRO North America, Inc.:
         2,015     6.46% Pfd., 144A**** ..........................................................        2,086,764*
        12,301     6.59% Pfd., 144A**** ..........................................................       12,882,099*
$   17,500,000   Astoria Capital Trust I, 9.75% 11/01/29 Capital Security, Series B ..............       21,967,050
        19,500   BAC Capital Trust III, 7.00% Pfd. ...............................................          517,335
       754,000   BAC Capital Trust IV, 5.875% Pfd. ...............................................       18,548,400
           600   BAC Capital Trust V, 7.00% Pfd. .................................................           15,846
$    1,240,000   BankBoston Capital Trust I, 8.25% 12/15/26 Capital Security .....................        1,369,456
$   16,155,000   BankBoston Capital Trust II, 7.75% 12/15/26 Capital Security, Series B ..........       17,523,409
       468,100   Bank of New York Capital V, 5.95% Pfd. ..........................................       11,613,561
        51,000   Bank One Capital Trust VI, 7.20% Pfd. ...........................................        1,352,775
$      500,000   BT Capital Trust B, 7.90% 01/15/27, Capital Security ............................          547,770(1)
$    1,000,000   BT Preferred Capital Trust II, 7.875% 02/25/27 Capital Security .................        1,092,905
$    6,500,000   Chase Capital I, 7.67% 12/01/26 Capital Security ................................        7,030,855
       426,250   Chase Capital XI, 5.875% Pfd. 06/15/33 ..........................................       10,400,500
        18,800   Citigroup, Inc., 6.231% Pfd., Series H ..........................................          985,402*
       105,000   Cobank, ACB, 7.00% Pfd., 144A**** ...............................................        5,612,775*
        27,900   Comerica (Imperial) Capital Trust I, 7.60% Pfd. .................................          745,767
       800,000   CoreStates Capital Trust I, 8.00% Pfd., 144A**** ................................          875,744
$   11,000,000   Cullen/Frost Capital Trust I, 8.42% 02/01/27 Capital Security, Series A .........       12,183,655
$    2,500,000   Dime Capital Trust I, 9.33% Capital Security, Series A ..........................        2,860,900
$    5,600,000   First Chicago NBD Capital A, 7.95% 12/01/26 Capital Security, 144A**** ..........        6,132,168
$      875,000   First Chicago NBD Capital B, 7.75% 12/01/26 Capital Security, 144A**** ..........          949,091
$    3,000,000   First Midwest Capital Trust I, 6.95% 12/01/33 Capital Security ..................        3,199,575
$    3,500,000   First Tennessee Capital Trust II, 6.30% 04/15/34 Capital Security, Series B .....        3,501,785
        62,600   Fleet Capital Trust VII, 7.20% Pfd. .............................................        1,672,985
        86,500   Fleet Capital Trust VIII, 7.20% Pfd. ............................................        2,326,850
             3   FT Real Estate Securities Company, 9.50% Pfd., 144A**** .........................        4,132,132
$      500,000   Great Western Finance Trust II, 8.206% 02/01/27 Capital Security, Series A ......          544,047
$   37,550,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security .....................       42,950,065
$   23,725,000   HBOS Capital Funding LP, 6.85% Pfd. .............................................       24,365,101(1)
         6,300   Household Capital Trust VI, 8.25% Pfd. ..........................................          167,265
$   13,332,000   J.P. Morgan Capital Trust I, 7.54% 01/15/27 Capital Security ....................       14,546,945
$   11,908,000   J.P. Morgan Capital Trust II, 7.95% 02/01/27 Capital Security ...................       13,184,299
       282,800   J.P. Morgan Chase Capital XIV, 6.20% Pfd., 10/15/34 .............................        7,115,248


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 2004
       -------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

PREFERRED SECURITIES -- (CONTINUED)
                 BANKING -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 J.P. Morgan Chase & Co.:
        15,000     6.625% Pfd., Series H ......................................................... $        817,875*
        84,258     Adj. Rate Pfd. ................................................................        4,312,956*
       300,241     Adj. Rate Pfd., Series A ......................................................       27,622,172*
        23,800   Keycorp Capital V, 5.875% Pfd., Series A ........................................          580,244
$   12,595,000   Keycorp Institutional Capital A, 7.826% 12/01/26 Capital Security, Series A .....       13,700,778
$    4,000,000   Lloyds TSB Bank PLC, Tier I, 6.90% 10/22/49 .....................................        4,154,080(1)
$   25,280,000   Marshall & Ilsley Capital Trust  A, 7.65% 12/01/26 Capital Security .............       27,590,213
            20   Marshall & Ilsley Investment II, 8.875% Pfd., 144A**** ..........................        2,135,081
        25,000   Merrill Lynch Preferred Capital, Adj. Rate Pfd., Series G .......................          630,625*
$    4,000,000   NB Capital Trust IV, 8.25% Capital Security .....................................        4,426,920
$    3,000,000   North Fork Capital Trust I, 8.70% 12/15/26 Capital Security .....................        3,341,895
$   13,750,000   RBS Capital Trust B, 6.80% Pfd. .................................................       14,142,425** (1)
$   15,600,000   Republic New York Capital I, 7.75% 11/15/26 Capital Security ....................       17,011,722(1)
$   17,127,000   Republic New York Capital II, 7.53% 12/04/26 Capital Security ...................       18,460,423(1)
                 Roslyn Real Estate:
            10     8.95% Pfd., Pvt., Series C, 144A**** ..........................................        1,111,887
            30     Adj. Rate Pfd., Series D, 144A**** ............................................        3,042,000
                 Royal Bank of Scotland Group PLC:
       597,500     5.75% Pfd., Series L ..........................................................       14,453,525** (1)
       209,500     6.40% Pfd., Series M ..........................................................        5,423,955** (1)
$   14,167,000   Union Planters Capital Trust, 8.20% 12/15/26 Capital Security ...................       15,486,373
            60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** ...................        6,810,383
        23,500   VNB Capital Trust I, 7.75% Pfd. .................................................          626,040
$      300,000   Wachovia Capital Trust V, 7.965% 06/01/27 Capital Security, 144A**** ............          330,363
$    2,217,200   Wachovia Preferred Funding, 7.25% Pfd., Series A ................................       62,380,922
$   20,750,000   Washington Mutual, Inc., 8.36% 12/01/26 Capital Security, 144A**** ..............       22,562,305
$    8,000,000   Webster Capital Trust II, 10.00% 04/01/27 Capital Security ......................        9,287,880
       365,000   Wells Fargo Capital Trust VII, 5.85% Pfd. .......................................        8,924,250
        45,000   Wells Fargo Capital Trust IX, 5.625% Pfd. .......................................        1,078,200
-------------------------------------------------------------------------------------------------------------------
                                                                                                        548,757,215
                                                                                                   ----------------
                 FINANCIAL SERVICES -- 13.4%
---------------------------------------------------------------------------------------------------------------------
        58,500   The Bear Stearns Companies, Inc., 5.49% Pfd., Series G ..........................        2,895,165*
        30,000   Corporate-Backed Trust Certificates, 7.75% Pfd., Series CIT .....................          819,600
$   15,459,000   Countrywide Capital I, 8.00% 12/15/26 Capital Security ..........................       16,414,675
     1,030,200   Countrywide Capital IV, 6.75% Pfd. ..............................................       26,759,445


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2004
-------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

PREFERRED SECURITIES -- (CONTINUED)
                 FINANCIAL SERVICES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Fannie Mae:
       680,420     5.10% Pfd., Series E .......................................................... $     29,458,784*
        96,300     5.125% Pfd. ...................................................................        4,190,013*
                 Freddie Mac:
        20,000     5.00% Pfd., Series F ..........................................................          852,100*
        19,900     5.30% Pfd. ....................................................................          898,684*
        48,600     5.79% Pfd. ....................................................................        2,397,681*
       483,052   General Electric Capital Corporation, 5.875% Pfd. ...............................       12,151,173
                 Lehman Brothers Holdings, Inc.:
       277,000     5.67% Pfd., Series D ..........................................................       13,319,545*
        85,000     5.94% Pfd., Series C ..........................................................        4,246,175*
     1,449,750     6.50% Pfd., Series F ..........................................................       38,251,654*
       365,000   Lehman Capital Trust III, 6.375% Pfd. Series K ..................................        9,358,600
         5,000   Lehman Capital Trust V, 6.00% Pfd., Series M ....................................          122,000
       138,975   Merrill Lynch Capital Trust V, 7.28% Pfd. .......................................        3,789,848
        10,000   Merrill Lynch Preferred Capital Trust IV, 7.12% Pfd. ............................          271,000
        64,300   Morgan Stanley Capital Trust II, 7.25% Pfd. .....................................        1,704,915
     1,101,398   Morgan Stanley Capital Trust III, 6.25% Pfd. ....................................       27,634,076
       202,000   Morgan Stanley Capital Trust IV, 6.25% Pfd. .....................................        5,112,620
         9,000   Morgan Stanley Capital Trust V, 5.75% Pfd. ......................................          215,100
       160,000   SLM Corporation, 6.97% Pfd., Series A ...........................................        9,069,600*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        209,932,453
                                                                                                   ----------------
                 INSURANCE -- 13.2%
---------------------------------------------------------------------------------------------------------------------
     1,719,980   ACE Ltd., 7.80% Pfd., Series C ..................................................       45,089,276** (1)
$   16,551,000   AON Capital Trust A, 8.205% 01/01/27 Capital Security ...........................       16,743,571
        48,100   Corporate-Backed Trust Certificates, 8.00% Pfd., Series AON .....................        1,253,967
       106,000   Corts-AON Capital, 8.205% Pfd. ..................................................        2,871,010
        37,000   Corts-UnumProvident Corporation, 8.50% Pfd. .....................................          942,945
       142,300   Everest Re Capital Trust II, 6.20% Pfd., Series B ...............................        3,391,720(1)
                 ING Groep NV:
        36,000     7.05% Pfd. ....................................................................          952,560** (1)
       489,000     7.20% Pfd. ....................................................................       13,056,300** (1)
$   10,000,000   Mangrove Bay Passthru Trust, 6.102% 07/15/33 Capital Security, 144A**** .........        9,905,800(1)
$    2,200,000   MMI Capital Trust I, 7.625% 12/15/27 Capital Security, Series B .................        2,412,564
       270,989   PartnerRe Ltd., 6.75% Pfd., Series C ............................................        6,975,257** (1)
$    8,000,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security ...................        6,793,760


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2004
       -------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

PREFERRED SECURITIES -- (CONTINUED)
                 INSURANCE -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Renaissancere Holding:
        20,000     6.08% Pfd., Series C .......................................................... $        472,700** (1)
       332,235     7.30% Pfd., Series B ..........................................................        9,020,180** (1)
        94,900   Saturns-AON 2003-3, 8.00% Pfd. Series AON .......................................        2,507,258
        56,000   Saturns-SAFC 2001-7, 8.25% Pfd., Series SAFC ....................................        1,525,160
        22,390   St. Paul Capital Trust I, 7.60% Pfd. ............................................          588,633
$    8,075,000   USF&G Capital, 8.312% 07/01/46 Capital Security, 144A**** .......................        9,642,842
$   17,000,000   USF&G Capital I, 8.50% 12/15/45 Capital Security, 144A**** ......................       20,736,855
        15,000   XL Capital Ltd., 7.625% Pfd., Series B ..........................................          412,575** (1)
                 Zurich RegCaPS Funding Trust:
        13,100     6.01% Pfd., 144A**** ..........................................................       13,308,879*
        35,900     6.58% Pfd., 144A**** ..........................................................       37,075,546*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        205,679,358
                                                                                                   ----------------
                 UTILITIES -- 12.8%
---------------------------------------------------------------------------------------------------------------------
$    3,750,000   AGL Capital Trust, 8.17% 06/01/37 Capital  Security .............................        4,158,244
       275,000   Alabama Power Company, 5.30% Pfd. ...............................................        6,712,750*
        10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 .......................        1,044,750*
        50,000   Baltimore Gas & Electricity, 7.125% Pfd., Series 1993 ...........................        5,240,000*
        35,000   Central Maine Power, 5.25% Pfd., Pvt. ...........................................        3,271,625*
$    8,700,000   COMED Financing II, 8.50% 01/15/27 Capital Security, Series B ...................        9,640,470
$   20,395,000   COMED Financing III, 6.35% 03/15/33 Capital Security ............................       20,894,066
        23,883   Delmarva Power & Light, 5.00% Pfd. ..............................................        2,274,020*
        50,000   Dominion CNG Cap Trust I, 7.80% Pfd. ............................................        1,328,500
$    8,082,000   Dominion Resources Capital Trust  I, 7.83% 12/01/27 Capital Security ............        8,706,900
                 Duke Energy Corporation:
        85,385     4.50% Pfd., Series C, Pvt. ....................................................        7,150,567*
        59,662     7.04% Pfd., Series Y ..........................................................        6,159,505*
        51,331     7.85% Pfd., Series S ..........................................................        5,322,255*
        96,450   Duquesne Light Company, 6.50% Pfd. ..............................................        5,054,462*
        67,700   Energy East Capital Trust I, 8.25% Pfd. .........................................        1,807,251
                 Entergy Arkansas, Inc.:
        10,240     4.56% Pfd., Series 1965 .......................................................          793,395*
         5,692     7.40% Pfd. ....................................................................          592,452*
        11,675   Entergy Louisiana, Inc., 8.00% Pfd., Series 92 ..................................          294,560*


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2004
-------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Florida Power Company:
        49,750     4.40% Pfd. .................................................................... $      4,062,087*
        37,088     4.58% Pfd. ....................................................................        3,166,944*
        21,585     4.60% Pfd. ....................................................................        1,842,388*
        60,000   FPC Capital I, 7.10% Pfd., Series A .............................................        1,510,200
        12,442   Great Plains Energy, Inc., 4.20% Pfd. ...........................................          894,580*
         5,000   Gulf Power Capital Trust III, 7.375% Pfd. .......................................          133,225
$   17,262,000   Houston Light & Power, Capital Trust II, 8.257%, 02/01/37 Capital Security ......       18,473,102
                 Indiana Michigan Power Company:
         4,342     5.90% Sinking Fund Pfd. .......................................................          438,824*
        25,999     6.875% Sinking Fund Pfd. ......................................................        2,633,829*
       119,805   Indianapolis Power & Light Company, 5.65% Pfd. ..................................       10,859,724*
                 Interstate Power & Light Company:
       110,000     7.10% Pfd., Series C ..........................................................        2,965,050*
        11,000     8.375% Pfd., Series B .........................................................          359,315*
        15,017   Kentucky Energy Corp., 4.75% Pfd. ...............................................        1,277,646*
        32,300   Laclede Capital Trust I, 7.70% Pfd. .............................................          880,013
         5,000   Northern Indiana Public Service Company, Adj. Rate Pfd., Series A ...............          254,000*
                 Pacific Enterprises:
         4,550     $4.40 Pfd. ....................................................................          366,525*
         4,510     $4.50 Pfd. ....................................................................          371,534*
        23,085     $4.75 Pfd., Series 53 .........................................................        2,007,472*
         3,500   PacifiCorp, $7.48 Sinking Fund Pfd. .............................................          363,073*
$    2,337,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Capital Security, Series D .......        2,682,362
$   17,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 Capital Security ...................       16,035,080
        13,061   Portland General Electric, 7.75% Sinking Fund Pfd. ..............................        1,340,973*
       215,750   PSEG Funding Trust II, 8.75% Pfd. ...............................................        6,005,401
$    6,000,000   Puget Capital Trust, 8.231% 06/01/27 Capital Security, Series B .................        6,665,850
       200,000   San Diego Gas & Electric Company, $1.70 Pfd. ....................................        5,214,000*
        42,000   Savannah Electric & Gas Company, 6.00% Pfd. .....................................        1,101,450*
       160,000   Southern Union Company, 7.55% Pfd. ..............................................        4,339,200*
        34,252   TXU US Holdings Company, $4.00 Pfd., Series TES .................................        2,439,085*
$    2,500,000   Union Electric Company, 7.69% 12/15/36 Capital Security, Series A ...............        2,722,388
                 Virginia Electric & Power Company:
        14,985     $4.12 Pfd. ....................................................................        1,196,327*
        21,684     $4.80 Pfd. ....................................................................        2,016,829*
        78,700   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 ..............................        2,117,424


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2004
       -------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
        15,000   Wisconsin Power & Light Company, 6.20% Pfd. ..................................... $      1,540,050*
                 Xcel Energy, Inc.:
         7,110     $4.10 Pfd., Series C ..........................................................          517,324*
        10,210     $4.11 Pfd., Series D ..........................................................          744,666*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        199,983,712
                                                                                                   ----------------
                 OIL AND GAS -- 1.8%
---------------------------------------------------------------------------------------------------------------------
        13,200   EOG Resources, Inc., 7.195% Pfd., Series B ......................................       14,291,772*
$   13,315,000   Phillips 66 Capital Trust II, 8.00% 01/15/37 Capital Security ...................       14,594,771
-------------------------------------------------------------------------------------------------------------------
                                                                                                         28,886,543
                                                                                                   ----------------
                 REAL ESTATE INVESTMENT TRUST (REIT) -- 3.4%
---------------------------------------------------------------------------------------------------------------------
                 AMB Property Corporation:
        54,405     6.50% Pfd., REIT, Series L ....................................................        1,365,294
        30,000     6.75% Pfd., REIT, Series M ....................................................          754,200
       160,000   BRE Properties, Inc., 6.75% Pfd., REIT, Series C ................................        4,005,600
       248,250   Duke Realty Corporation, 6.60% Pfd., REIT, Series L .............................        6,182,666
        19,100   Equity Office Property Trust, 7.75% Pfd., REIT, Series G ........................          517,706
        51,000   Equity Residential Properties, 8.29% Pfd., REIT, Series K .......................        3,157,155
                 Health Care Property Investment:
        52,800     7.10% Pfd., REIT, Series F ....................................................        1,349,304
        25,000     7.25% Pfd., REIT, Series E ....................................................          642,875
                 PS Business Parks, Inc.:
       167,640     6.875% Pfd., REIT, Series I ...................................................        4,129,811
       203,400     7.60% Pfd., REIT, Series L ....................................................        5,265,009
        60,000     7.95% Pfd., REIT, Series K ....................................................        1,574,100
                 Public Storage, Inc.:
        14,700     7.625% Pfd., REIT, Series U ...................................................          390,726
        18,000     8.00% Pfd., REIT, Series R ....................................................          482,760
       440,000   Realty Income Corporation, 7.375% Pfd., REIT, Series D ..........................       11,640,200
       263,000   Regency Centers Corporation, 7.25% Pfd., REIT ...................................        6,768,305
       162,000   Weingarten Realty Investment, 6.95% Pfd., REIT ..................................        4,386,960
-------------------------------------------------------------------------------------------------------------------
                                                                                                         52,612,671
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2004
-------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

PREFERRED SECURITIES -- (CONTINUED)
                 MISCELLANEOUS INDUSTRIES -- 0.5%
---------------------------------------------------------------------------------------------------------------------
       100,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ............................. $      7,957,500*
-------------------------------------------------------------------------------------------------------------------
 .................................................................................................        7,957,500
                                                                                                   ----------------
                   TOTAL PREFERRED SECURITIES
                   (Cost $1,221,205,159) .........................................................    1,253,809,452
                                                                                                   ----------------
CORPORATE DEBT SECURITIES -- 15.0%
                 BANKING -- 0.1%
---------------------------------------------------------------------------------------------------------------------
$    2,500,000   Citigroup, Inc., 6.00% 10/31/33 .................................................        2,527,200
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,527,200
                                                                                                   ----------------
                 FINANCIAL SERVICES -- 2.8%
---------------------------------------------------------------------------------------------------------------------
        47,000   Corp-Backed Trust Certificates, 5.80% Series Goldman Sachs ......................        1,175,705
$   25,000,000   General Motors Acceptance Corporation, 8.00% 11/01/31, Senior Bonds .............       25,023,500
                 Lehman Brothers:
$    5,000,000     Guaranteed Note, Variable Rate, 12/16/16, 144A**** ............................        5,006,250
$    9,439,000     Guaranteed Note, Variable Rate, 10/15/15, 144A**** ............................        9,642,882
$    2,200,000   Morgan Stanley Finance, 8.03% 02/28/17, Capital Units ...........................        2,391,279
-------------------------------------------------------------------------------------------------------------------
                                                                                                         43,239,616
                                                                                                   ----------------
                 INSURANCE -- 0.9%
---------------------------------------------------------------------------------------------------------------------
       239,000   Delphi Financial, 8.00% 05/15/33, Senior Notes ..................................        6,435,075
$    6,400,000   OneAmerica Financial Partners, 7.00% 10/15/33, 144A**** .........................        6,518,944
$    1,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes .........................          922,155
-------------------------------------------------------------------------------------------------------------------
                                                                                                         13,876,174
                                                                                                   ----------------
                 OIL AND GAS -- 0.4%
---------------------------------------------------------------------------------------------------------------------
       238,261   Nexen, Inc., 7.35% Subordinated Notes ...........................................        6,281,751(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,281,751
                                                                                                   ----------------
                 UTILITIES -- 10.4%
---------------------------------------------------------------------------------------------------------------------
$   32,000,000   AEP Texas Central Company, 6.65% 02/15/33, Senior Notes, Series E ...............       34,258,880
$   19,000,000   Constellation Energy Group, 7.60% Pfd., 04/01/32, Senior Notes ..................       22,406,985
$    1,000,000   DTE Energy Company, 6.375% 04/15/33, Senior Notes ...............................        1,019,035
                 Duke Capital Corporation:
$   11,179,000     6.75% 02/15/32, Senior Notes ..................................................       11,767,463
$   10,000,000     8.00% 10/01/19 Senior Notes ...................................................       11,984,550

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2004
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

CORPORATE DEBT SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$    5,000,000   Entergy Gulf States, Inc., 6.20% 07/01/33, 1st Mortgage ......................... $      4,907,525
        16,500   Entergy Mississippi, Inc., 7.25% Pfd., 1st Mortgage .............................          438,735
                 Georgia Power Company:
       567,015     5.90% 04/15/33, Senior Notes ..................................................       14,365,325
       125,000     6.00% 10/15/33, Senior Notes ..................................................        3,173,125
        60,000     6.00% 08/15/44, Senior Notes, FGIC Insured ....................................        1,546,500
$    3,000,000   Indianapolis Power & Light Company, 6.60% 01/01/34, 1st Mortgage, 144A**** ......        3,160,365
        40,000   Northern States Power Company, 8.00% ............................................        1,100,800
$   10,000,000   Oncor Electric Delivery Company, 7.25% 01/15/33, Secured ........................       11,610,550
$   18,268,000   PSEG Power  LLC, 8.625% 04/15/31 ................................................       23,324,856
$   10,250,000   TXU U.S. Holdings Company, 7.00% 03/15/13 .......................................       11,344,290
$    6,000,000   Wisconsin Electric Power Company, 6.875% 12/01/95 ...............................        6,650,190
-------------------------------------------------------------------------------------------------------------------
                                                                                                        163,059,174
                                                                                                   ----------------
                 MISCELLANEOUS -- 0.4%
---------------------------------------------------------------------------------------------------------------------
       390,000   BellSouth Telecommunication, 7.00% 12/01/95 .....................................          407,999
     5,000,000   Ford Motor Company, 7.45%  07/16/31 .............................................        4,872,250
        30,000   Maytag Corporation, 7.875% 08/01/31 .............................................          794,550
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,074,799
                                                                                                   ----------------
                   TOTAL CORPORATE DEBT SECURITIES
                   (Cost $221,934,447) ...........................................................      235,058,714
                                                                                                   ----------------
COMMON STOCK AND CONVERTIBLE SECURITIES -- 3.0%
                 INSURANCE -- 0.2%
---------------------------------------------------------------------------------------------------------------------
        20,000   Hartford Financial Services, 7.00% Mandatory Convertible, 08/16/06 ..............        1,239,400
        45,000   UnumProvident Corporation, 8.25% Mandatory Convertible, 05/16/06 ................        1,446,300
        54,000   XL Capital Ltd., 6.50% Mandatory Convertible, 05/15/07 ..........................        1,327,860(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,013,560
                                                                                                   ----------------
                 UTILITIES -- 2.6%
---------------------------------------------------------------------------------------------------------------------
       170,700   Ameren Corporation, 9.75% Mandatory Convertible, 05/15/05 .......................        4,801,791
        75,000   American Electric Power, 9.25% Mandatory Convertible, 08/16/05 ..................        3,570,000
       300,000   Duke Energy Corporation .........................................................        7,612,500*
       324,300   FPL Group, Inc., 8.50% Mandatory Convertible, Series A 02/16/05 .................       18,804,536
       100,000   Keyspan Corporation, 8.75% Mandatory Convertible, 05/16/05 ......................        5,220,500
-------------------------------------------------------------------------------------------------------------------
                                                                                                         40,009,327
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2004
-------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                         ----------

COMMON STOCK AND CONVERTIBLE SECURITIES -- (CONTINUED)
                 MISCELLANEOUS -- 0.2%
---------------------------------------------------------------------------------------------------------------------
        65,000   Alltel Corporation, 7.75% Pfd. Mandatory Convertible, 05/17/05 .................. $      3,372,200
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,372,200
                                                                                                   ----------------
                   TOTAL COMMON STOCK AND CONVERTIBLE SECURITIES
                   (Cost $41,201,859) ............................................................       47,395,087
                                                                                                   ----------------
OPTION CONTRACTS -- 0.9%
        10,250   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/19/05 ........       14,175,781+
-------------------------------------------------------------------------------------------------------------------
                   TOTAL OPTION CONTRACTS
                   (Cost $8,928,917) .............................................................       14,175,781
                                                                                                   ----------------
MONEY MARKET FUND -- 0.1%
     1,265,045   BlackRock Provident Institutional, TempFund .....................................        1,265,045
-------------------------------------------------------------------------------------------------------------------
                   TOTAL MONEY MARKET FUND
                   (Cost $1,265,045) .............................................................        1,265,045
                                                                                                   ----------------

 TOTAL INVESTMENTS (Cost $1,494,535,427***) ........................................      99.2%       1,551,704,079
 OTHER ASSETS AND LIABILITIES (Net) ................................................       0.8%          12,380,025
                                                                                      ---------    ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK ....................     100.0%++  $  1,564,084,104
                                                                                      ---------    ----------------
 AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE ..........................................     (542,000,000)
                                                                                                   ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ...................................................... $  1,022,084,104
                                                                                                   ================

-----------------------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**  Securities distributing Qualified Dividend Income only.
*** Aggregate cost of securities held.
****Securities  exempt from  registration  under Rule 144A of the Securities Act of 1933. These securities may by resold in transactions exempt from registration to qualified institutional buyers.
(1) Foreign Issuer.
+   Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

       ABBREVIATIONS:
REIT   -- Real Estate Investment Trust
PFD.   -- Preferred Securities
PVT.   -- Private Placement Securities

         Capital Securities are treated as debt instruments for financial statement purposes and the amounts shown in the Shares/$ Par column are dollar amounts of par value.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2004
     ---------------------------------------------------------------------------


ASSETS:
   Investments, at value (Cost $1,494,535,427)
      (See accompanying Portfolio of Investments) ..............................                       $1,551,704,079
   Dividends and interest receivable ...........................................                           20,473,533
   Prepaid expenses ............................................................                               98,093
                                                                                                       --------------
           Total Assets ........................................................                        1,572,275,705

LIABILITIES:
   Payable for securities purchased ............................................      $6,116,853
   Dividends payable to Common Shareholders ....................................         911,322
   Investment advisory fee payable .............................................         548,929
   Administration, Transfer Agent and Custodian fees and
     expenses payable ..........................................................         115,547
   Servicing agent fees payable ................................................         160,766
   Professional fees payable ...................................................          64,494
   Directors' fees payable .....................................................           2,070
   Accrued expenses and other payables .........................................          75,680
   Accumulated undeclared distributions to Auction Market Preferred
     Stock Shareholders ........................................................         195,940
                                                                                      ----------
           Total Liabilities ...................................................                            8,191,601
                                                                                                       --------------
AUCTION MARKET PREFERRED STOCK (21,680 SHARES OUTSTANDING)
   REDEMPTION VALUE ............................................................                          542,000,000
                                                                                                       --------------
NET ASSETS AVAILABLE TO COMMON STOCK ...........................................                       $1,022,084,104
                                                                                                       ==============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Undistributed net investment income .........................................                       $   10,319,792
   Accumulated net realized loss on investments sold ...........................                          (51,813,914)
   Unrealized appreciation of investments ......................................                           57,168,652
   Par value of Common Stock ...................................................                              424,066
   Paid-in capital in excess of par value of Common Stock ......................                        1,005,985,508
                                                                                                       --------------
           Total Net Assets Available to Common Stock ..........................                       $1,022,084,104
                                                                                                       ==============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (42,406,573 shares outstanding) ..............................                       $        24.10
                                                                                                       ==============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004
---------------------------------------------------------------------------


INVESTMENT INCOME:
     Dividends++ ...............................................................                       $   54,930,741
     Interest ..................................................................                           43,282,053
                                                                                                       --------------
          Total Investment Income ..............................................                           98,212,794

EXPENSES:
     Investment advisory fee ...................................................      $6,723,042
     Servicing agent fee .......................................................       1,971,013
     Administrator's fee .......................................................         591,523
     Auction Market Preferred broker commissions and auction
        agent fees .............................................................       1,404,683
     Professional fees .........................................................         149,346
     Insurance expense .........................................................         194,693
     Shareholder transfer and payment agent fees and expenses ..................         349,978
     Directors' fees and expenses ..............................................          74,794
     Custodian fees and expenses ...............................................         121,450
     Chief Compliance Officer fees and expenses ................................          16,177
     Other .....................................................................         301,214
                                                                                      ----------
          Total Expenses .......................................................                           11,897,913
                                                                                                       --------------
NET INVESTMENT INCOME ..........................................................                           86,314,881
                                                                                                       --------------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS
     Net realized loss on investments sold during the year .....................                          (31,687,416)
     Change in net unrealized appreciation of investments held
        during the year ........................................................                            8,318,636
                                                                                                       --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ................................                          (23,368,780)
                                                                                                       --------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK
   SHAREHOLDERS:
     From net investment income (including changes in accumulated
        undeclared distributions) ..............................................                           (7,744,632)
                                                                                                       --------------
NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
   FROM OPERATIONS .............................................................                       $   55,201,469
                                                                                                       ==============

 ++ For Federal income tax purposes, a significant portion of this amount does not qualify for the Inter-corporate dividends received deduction ("DRD") or as Qualified Dividend Income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
      --------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD FROM
                                                                                                        JANUARY 31, 2003*
                                                                                      YEAR ENDED             THROUGH
                                                                                   NOVEMBER 30, 2004    NOVEMBER 30, 2003
                                                                                  ------------------   --------------------
OPERATIONS:
     Net investment income .....................................................    $   86,314,881     $   60,137,839
     Net realized (loss)/gain on investments sold during the year ..............       (31,687,416)        35,783,891
     Change in net unrealized appreciation of investments held
        during the year ........................................................         8,318,636         48,850,016
     Distributions to AMPS** Shareholders from net investment income,
        including changes in accumulated undeclared distributions ..............        (7,744,632)        (2,789,342)
     Distributions to AMPS** Shareholders from net realized capital
        gains ..................................................................                --         (1,109,654)
                                                                                    --------------     --------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................        55,201,469        140,872,750

DISTRIBUTIONS:
     Dividends paid from net investment income to Common
        Stock Shareholders(1) ..................................................       (88,448,688)       (56,535,953)
     Distributions paid from net realized capital gains to Common
        Stock Shareholders .....................................................       (35,768,960)                --
                                                                                    --------------     --------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..........................      (124,217,648)       (56,535,953)

FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions ...................................        32,597,981        981,761,703
     Decrease due to Cost of Common Stock offering .............................                --         (1,851,215)
     Increase/(Decrease) due to Cost of AMPS** Issuance(2) .....................            50,000         (5,895,000)
                                                                                    --------------     --------------
     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
        FROM FUND SHARE TRANSACTIONS ...........................................        32,647,981        974,015,488

NET (DECREASE)/INCREASE IN NET ASSETS AVAILABLE TO                                  ______________     ______________
    COMMON STOCK FOR THE PERIOD ................................................    $  (36,368,198)    $1,058,352,285
                                                                                    ==============     ==============

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period .......................................................    $1,058,452,302     $      100,017
     Net (decrease)/increase during the period .................................       (36,368,198)     1,058,352,285
                                                                                    --------------     --------------
     End of period (including undistributed net investment
        income of $10,319,792 and $747,494, respectively) ......................    $1,022,084,104     $1,058,452,302
                                                                                    ==============     ==============

-----------------
  *   Commencement of operations.
 **   Auction Market Preferred Stock.
(1)   Includes income earned, but not paid out, in prior fiscal year.
(2) Reduction to cost of AMPS issuance due to adjustment of cost estimate for the fiscal year ended November 30, 2004.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                                       FOR THE PERIOD FROM
                                                                                                       JANUARY 31, 2003(1)
                                                                                    YEAR ENDED               THROUGH
                                                                                 NOVEMBER 30, 2004      NOVEMBER 30, 2003
                                                                                -------------------    -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period . .......................................       $    25.74           $    23.82 (2)
                                                                                     ----------           ----------
INVESTMENT OPERATIONS:
Net investment income ........................................................             2.05                 1.46
Net realized and unrealized (loss)/gain on investments .......................            (0.53)                2.07

DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income ...................................................            (0.19)               (0.06)
From net realized capital gains ..............................................               --                (0.03)
                                                                                     ----------           ----------
Total from investment operations .............................................             1.33                 3.44
                                                                                     ----------           ----------
COST OF ISSUANCE OF AMPS* ....................................................               --                (0.14)
DISTRIBUTIONS TOCOMMONSHAREHOLDERS:
From net investment income ...................................................            (2.10)               (1.38)
From net realized capital gains ..............................................            (0.87)                  --
                                                                                     ----------           ----------
Total distributions to Common Shareholders ...................................            (2.97)               (1.38)
                                                                                     ----------           ----------
Net asset value, end of period ...............................................       $    24.10           $    25.74
                                                                                     ==========           ==========
Market value, end of period ..................................................       $    25.30           $    26.66
                                                                                     ==========           ==========
Total investment return based on net asset value**** .........................             5.41%               14.15%***(3)
                                                                                     ==========           ==========
Total investment return based on market value**** ............................             6.84%               12.65%***(3)
                                                                                     ==========           ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of period (in 000's) ..............................       $1,022,084           $1,058,452
     Operating expenses ......................................................             1.15%                1.01%**
     Net Investment Income + .................................................             7.57%                6.65%**

----------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate .................................................               23%                 101%***
     Total net assets available to Common and Preferred Stock,
       end of period (in 000's) ..............................................       $1,564,084           $1,600,452

     Ratio of operating expenses to total average net assets available to
        Common and Preferred Stock ...........................................             0.75%                0.72%**

*   Auction Market Preferred Stock.
**  Annualized.
*** Not annualized.
****Assumes  reinvestment of  distributions  at the price obtained by the Fund's
    Dividend Reinvestment and Cash Purchase Plan.
+ The net investment income ratios reflect income net of operating expenses and payments to AMPS* Shareholders.
++  Information presented under heading Supplemental Data includes AMPS*.
(1) Commencement of operations.
(2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholders from the $25.00 offering price.
(3) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (January 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       PER SHARE OF COMMON STOCK
      --------------------------------------------------------------------------

                                  TOTAL                               DIVIDEND
                                DIVIDENDS  NET ASSET      NYSE      REINVESTMENT
                                  PAID       VALUE    CLOSING PRICE   PRICE (1)
                               ----------  ---------  ------------- ------------
December 16, 2003 ............   $0.1725      $24.90     $26.42         $25.10
December 31, 2003 - EXTRA ....    0.9000       25.12      26.76          25.42
January 31, 2004 .............    0.1725       25.49      26.67          25.49
February 29, 2004 ............    0.1725       25.61      27.07          25.72
March 31, 2004 ...............    0.1725       25.69      27.66          26.28
April 30, 2004 ...............    0.1725       24.49      24.45          24.46
May 31, 2004 .................    0.1725       24.00      24.49          24.00
June 30, 2004 ................    0.1725       23.65      23.60          23.72
July 31, 2004 ................    0.1725       23.86      24.67          23.86
August 31, 2004 ..............    0.1725       24.33      25.23          24.33
September 30, 2004 ...........    0.1725       24.42      25.37          24.42
October 31, 2004 .............    0.1725       24.38      25.86          24.57
November 30, 2004 ............    0.1725       24.10      25.30          24.10
December 31, 2004 - EXTRA ....    0.1625       24.32      26.00          24.70
December 31, 2004 ............    0.1725       24.32      26.00          24.70

-------------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------

      The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                                                             INVOLUNTARY                  AVERAGE
                                                         ASSET               LIQUIDATING                  MARKET
                             TOTAL SHARES              COVERAGE              PREFERENCE                   VALUE
          DATE              OUTSTANDING (1)         PER SHARE  (2)            PER SHARE               PER SHARE(1)(3)
         ------             ---------------         --------------           -----------             ----------------
        11/30/04                21,680                  $72,153                $25,000                    $25,000
        11/30/03                21,680                   73,827                 25,000                     25,000

------------------
(1) See note 6.
(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.
(3) Excludes accumulated undeclared dividends.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS
      --------------------------------------------------------------------------


1.   ORGANIZATION

     Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund"), was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current year's presentation.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, and (ii) the aggregate liquidation value of its Auction Market Preferred Stock (AMPS).

     Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------


     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on those fixed income securities, such as capital securities and bonds, which trade and are quoted on an "accrual income" basis.

     OPTIONS: Upon the purchase of an option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the preceding portfolio valuation paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision will be required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------


     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on "accrued income" securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS shareholders, during 2004 and 2003 was as follows:

                      DISTRIBUTIONS PAID IN FISCAL YEAR 2004         DISTRIBUTIONS PAID IN FISCAL YEAR 2003*
                      --------------------------------------         ---------------------------------------
                    ORDINARY INCOME    LONG-TERM CAPITAL GAINS     ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                    ---------------    -----------------------     ---------------    -----------------------
Common                $104,559,450            $19,658,198            $56,535,953                   --
Preferred*            $  7,744,632                     --             $3,150,779             $748,217

* November 30, 2003 distributions from net investment income and net realized capital gains reflect subsequent tax classifications.

     As of November 30, 2004, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis were as follows:

                                     UNDISTRIBUTED              UNDISTRIBUTED               NET UNREALIZED
  CAPITAL (LOSS) CARRYFORWARD       ORDINARY INCOME             LONG-TERM GAIN        APPRECIATION/(DEPRECIATION)
  ---------------------------       ---------------             --------------        --------------------------
         ($39,676,341)                 $15,003,406                    $--                    $45,031,077

     At November 30, 2004, the Fund had accumulated realized capital losses of $39,676,341. These losses may be carried forward and offset against any future capital gains through 2012.

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to payment of an estimated $195,000 of Federal excise taxes attributable to calendar year 2004. During the fiscal year ending November 30, 2004, the Fund paid $161,432 of Federal excise taxes attributable to calendar year 2003.

 3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating such fee and the fees to the Servicing Agent, the Administrator and the Custodian (described below), the Fund's average weekly total managed assets means the total assets of the Fund (including assets attributable to any AMPS outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------


purposes of determining total managed assets, the liquidation preference of any AMPS issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as Shareholder Servicing Agent to the Fund. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common and Preferred Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.01% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, 0.005% of the next $500 million of the Fund's average weekly net assets attributable to the Common Stock and 0.0025% of the Fund's average weekly net assets attributable to the Common Stock above $1 billion, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities and accumulated dividends, if any, on AMPS. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets, and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------


     On July 23, 2004, the Board of Directors designated Peter C. Stimes as Chief Compliance Officer ("CCO") of the Fund. The Fund currently pays Mr. Stimes, in his capacity as CCO, $37,500 per annum plus out-of-pocket expenses incurred in connection with his role as CCO.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 2004, the cost of purchases of U.S. Government and other securities, excluding short-term investments, aggregated $18,074,250 and $341,238,428, respectively. Proceeds from sales of U.S. Government and other securities, excluding short-term investments, aggregated $18,514,719 and $386,355,934, respectively.

     At November 30, 2004, the aggregate cost of securities for federal income tax purposes was $1,506,673,002, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $53,870,174 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $8,839,097.

5.   COMMON STOCK

     There are 250,000,000 shares of capital stock authorized of which 240,000,000 are classified as Common Stock, par value $0.01 per share. At November 30, 2004, there were 42,406,573 shares of Common Stock issued and outstanding.

     ORGANIZATION EXPENSES AND COSTS OF THE COMMON STOCK OFFERING: Organization expenses relating to organizing the Fund of $24,113 have been paid by the Adviser. Costs of the Common Stock offering were $1,851,215. Costs of the Common Stock offering up to $0.05 per share and sales charges were borne by the Fund and its shareholders and accounted for as a reduction to paid-in capital.

     At November 30, 2004, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                   PERIOD ENDED 11/30/03 (FUND INCEPTION DATE)
                   -------------------------------------------
                                      SHARES          GROSS AMOUNT         SALES LOAD         NET AMOUNT
                                      ------          ------------         ----------         ----------
Beginning Capitalization                    4,198            $100,017                $0           $100,017
Initial Public Offering
on 1/29/03                             36,500,000         912,500,000        41,062,500        871,437,500
Shares offered through
exercise of underwriters'
over-allotment option
   On 2/18/03                           2,500,000          62,500,000         2,812,500         59,687,500
   On 3/19/03                           1,850,000          46,250,000         2,081,250         44,168,750
Issued under the Dividend
Reinvestment and Cash

Purchase Plan                             259,550           6,467,953                 0          6,467,953
                                      -----------      --------------       -----------       ------------
Total                                  41,113,748      $1,027,817,970       $45,956,250       $981,861,720

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------


                                                                    YEAR ENDED
                                                                     11/30/04
                                                             ----------------------------
                                                               SHARES             AMOUNT
                                                               ------             ------
Shares issued under the Dividend
   Reinvestment and Cash Purchase Plan                       1,292,825       $ 32,647,981
                                                            ----------       ------------

6.   AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series M7, T7, W7, Th7, F7, T28 and W28, are senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on AMPS are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the AMPS is generally held every 7 days for Series M7, T7, W7, Th7 and F7 and every 28 days for Series T28 and W28. Existing AMPS shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS shareholders may also trade shares in the secondary market between auction dates.

      On April 23, 2003, the Fund issued 3,200 shares each for Series M7, T7, W7, Th7 and F7 and 2,840 shares each for Series T28 and W28 totaling 21,680 shares of AMPS. The AMPS represent a par value of $80 million each for Series M7, T7, W7, Th7 and F7, and $71 million each for Series T28 and W28 or $542 million in total, with an initial dividend rate equal to 1.35% for all Series.

     The underwriters' sales load of 1% of the $542 million face value totaled $5,420,000 and was immediately charged to common equity capital upon completion of the offering.

     Costs of the issue, including legal, printing, registration, rating agency fees, etc. of $425,000 were charged against common equity capital. The sum of underwriters' sales load and cost of the issue totaled $5,845,000.

     At November 30, 2004, 3,200 shares for Series M7, T7, W7, Th7 and F7 and 2,840 shares for Series T28 and W28 of Auction Market Preferred Stock shares were outstanding at the annual rate of 2.10%, 1.95%, 2.05%, 2.05%, 2.07%, 2.04%,
2.20%, for Series M7, T7, W7, Th7, F7, T28 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in diversified portfolio of preferred and debt securities. This includes fully taxable ("hybrid") preferred securities and traditional preferred stocks eligible for the inter-corporate Dividends Received Deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. Because of the Fund's concentration of investments in the utility industry and in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or judged to be comparable in quality, in either case, at the time of purchase; however, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     The Fund may invest up to 30% of its total assets in the securities, other than money market securities, of companies organized outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars. The percentage limitation was raised from 10% by the Fund's Board of Directors at its regular board meeting on April 23, 2004.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, interest rate swaps, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps, may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. As of November 30, 2004, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
   Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated, as of November 30, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from January 31, 2003 (commencement of operations) to November 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers. As to the securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated, as of November 30, 2004, the results of its operations, changes in its net assets and financial highlights for the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

[GRAPHIC OMITTED]
KPMG LOGO

Boston, Massachusetts
January 21, 2005

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
----------------------------------------


     For fiscal 2004, the distributions attributable both to Common Stock and AMPS are characterized as follows for purposes of Federal income taxes: for individual investors, 27.63% consisted of Qualified Dividend Income ("QDI") eligible for the maximum 15% personal tax rate while 72.37% consisted of ordinary income taxable at regular personal tax rates. For corporate investors, 20.43% consisted of income eligible for the inter-corporate Dividends Received Deduction ("DRD") while 79.57% consisted of ordinary income taxable at regular corporate rates.

     For calendar 2004, the distributions to Common Stock are characterized as follows for purposes of Federal income taxes: for individual investors, 26.14% consisted of Qualified Dividend Income ("QDI") eligible for the maximum 15% personal tax rate while 73.86% consisted of ordinary income taxable at regular personal tax rates. For corporate investors, 18.79% consisted of income eligible for the inter-corporate Dividends Received Deduction ("DRD") while 81.21% consisted of ordinary income taxable at regular corporate rates.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                                              ----------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2004, $1,209 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
---------------------------------------------

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a Shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A Shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund filed its initial Form N-PX with the Securities and Exchange Commissions ("SEC") on August 18, 2004. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710, (ii) on the Fund's website at WWW.FCCLAYMORE.COM and (iii) on the SEC's website at WWW.SEC.GOV.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the first of which was recently filed for the quarter ended August 31, 2004. The Fund's Form N-Q is available on the SEC website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stimes, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report beginning on page 36.

CERTIFICATIONS

     Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 20, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
---------------------------------------------

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.


                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
-------                  --------------   -------------        ----------       --------------    -------------------
NON-INTERESTED
DIRECTORS:
----------
MARTIN BRODY                Director   Class II Director        Retired              4         Director, Jaclyn, Inc.
c/o HMK Associates                            since                                            (luggage and
30 Columbia Turnpike                      January 2003                                         accessories). Director,
Florham Park, NJ 07932                                                                         Emeritus, Smith Barney
Age: 83                                                                                        Mutual Funds (18 Funds).
                                                                                               Director, Flaherty &
                                                                                               Crumrine Preferred Income
                                                                                               Fund, Flaherty & Crumrine
                                                                                               Preferred Income
                                                                                               Opportunity Fund and
                                                                                               Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

DAVID GALE                  Director    Class I Director   President & CEO of         4        Director, Golden State
Delta Dividend Group, Inc.                   since         Delta Dividend                      Vintners, Inc. (wine
220 Montgomery Street                     January 2003     Group, Inc. (investments).          pressing). Director,
Suite 426                                                                                      Flaherty & Crumrine
San Francisco, CA 94104                                                                        Preferred Income Fund,
Age: 55                                                                                        Flaherty & Crumrine
                                                                                               Preferred Income
                                                                                               Opportunity Fund and
                                                                                               Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

-----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The initial term for each class expires as follows:

                                 CLASS I DIRECTORS - one year term expires at the Fund's 2005 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - two year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
-------                  --------------   -------------        ----------       --------------    -------------------
NON-INTERESTED
DIRECTORS:
----------
MORGAN GUST+                Director    Class II Director  From March 2002,           4        Director, Flaherty &
Giant Industries, Inc.                       since         President of Giant                  Crumrine Preferred
23733 N. Scottsdale Road                  January 2003     Industries, Inc. (petroleum         Income Fund,
Scottsdale, AZ 85255                                       refining and marketing)             Flaherty & Crumrine
Age: 57                                                    and, for more than five             Preferred Income
                                                           years prior thereto,                Opportunity Fund and
                                                           Executive Vice President,           Flaherty & Crumrine/
                                                           and various other Vice              Claymore Total Return
                                                           President positions at              Fund.
                                                           Giant Industries, Inc.

ROBERT F. WULF              Director   Class III Director  Financial Consultant;      4        Director, Flaherty &
3560 Deerfield Drive South                   since         Trustee, University of              Crumrine Preferred
Salem, OR 97302                           January 2003     Oregon Foundation;                  Income Fund,
Age: 67                                                    Trustee, San Francisco              Flaherty & Crumrine
                                                           Theological Seminary.               Preferred Income
                                                                                               Opportunity Fund and
                                                                                               Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

-------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The initial term for each class expires as follows:

                                 CLASS I DIRECTORS - one year term expires at the Fund's 2005 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - two year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a  Director,  represents  holders  of shares of the Fund's  Auction  Market
  Preferred Stock.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
----------------------------------------------

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
-------                  --------------   -------------        ----------       --------------    -------------------
INTERESTED
DIRECTORS:
----------
DONALD F. CRUMRINE++       Director,   Class III Director  Chairman of the Board      4        Director, Flaherty &
301 E. Colorado Boulevard   Chairman          since        and Director of Flaherty &          Crumrine Preferred
Suite 720                 of the Board    January 2003     Crumrine Incorporated.              Income Fund, Flaherty &
Pasadena, CA 91101         and Chief                                                           Crumrine Preferred
Age: 57                 Executive Officer                                                      Income Opportunity Fund
                                                                                               and Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

NICHOLAS DALMASO+, ++      Director,    Class I Director   Senior Managing Director   2        Trustee, Dreman/
210 N. Hale Street       Vice President       since        and General Counsel of              Claymore Dividend and
Wheaton, IL 60187        and Assistant    January 2003     Claymore Securities, Inc.           Income Fund, Advent
Age: 39                     Secretary                      since November, 2001 and            Claymore Equity Income
                                                           Claymore Advisors, LLC since        Fund, MBIA Capital/
                                                           October 2003. Partner of DBN        Claymore Managed
                                                           Group since April 2001.             Duration Investment
                                                           Associate General Counsel           Grade Municipal Fund,
                                                           of Nuveen Investments from          Western Asset/Claymore
                                                           July 1999 to November 2001.         U.S. Treasury Inflation
                                                           Prior to that, Associate General    Protection Securities
                                                           Counsel of Van Kampen               Funds, TS&W/Claymore
                                                           Investments.                        Balanced Income Fund,
                                                                                               Madison/Claymore
                                                                                               Covered Call Fund and
                                                                                               Director of Flaherty &
                                                                                               Crumrine/Claymore Total
                                                                                               Return Fund.

------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The initial term for each class expires as follows:

                                 CLASS I DIRECTORS - one year term expires at the Fund's 2005 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS II DIRECTORS - two year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a  Director,  represents  holders  of shares of the Fund's  Auction  Market
  Preferred Stock.

++ "Interested  person" of the Fund as defined in the Investment  Company Act of
   1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser. Mr. Dalmaso is considered an "interested person" because of his affiliation with Claymore Securities, Inc. which acts as the Fund's servicing agent.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
-------                  --------------   -------------        ----------       --------------    -------------------
OFFICERS:
----------

ROBERT M. ETTINGER             President          Since         President and Director of     2     Director, Flaherty & Crumrine
301 E. Colorado Boulevard                     January 2003      Flaherty & Crumrine                 Preferred Income Fund
Suite 720                                                       Incorporated.                       and Flaherty & Crumrine
Pasadena, CA 91101                                                                                  Preferred Income
Age: 46                                                                                             Opportunity Fund.

R. ERIC CHADWICK            Chief Financial       Since         Vice President of             --                 --
301 E. Colorado Boulevard    Officer, Vice    January 2003      Flaherty & Crumrine
Suite 720                      President,                       Incorporated since
Pasadena, CA 91101           Treasurer and                      August 2001, and previously
Age: 29                         Secretary                       (since January 1999)
                                                                portfolio manager of
                                                                Flaherty & Crumrine
                                                                Incorporated.

PETER C. STIMES             Chief Compliance      Since         Vice President of             --                 --
301 E. Colorado Boulevard     Officer and      January 2003     Flaherty & Crumrine
Suite 720                    Vice President                     Incorporated.
Pasadena, CA 91101
Age: 49

BRADFORD S. STONE            Vice President       Since         Since May 2003, Vice          --                 --
392 Springfield Avenue        and Assistant     July 2003       President of Flaherty &
Mezzanine Suite                 Treasurer                       Crumrine; from June 2001
Summit, NJ 07901                                                to April 2003, Director
Age: 45                                                         of US Market Strategy at
                                                                Barclays Capital; from
                                                                February 1987 to June
                                                                2001, Vice President of
                                                                Goldman, Sachs & Company
                                                                as Director of US
                                                                Interest Rate Strategy
                                                                and, previously, Vice
                                                                President of Interest
                                                                Rate Product Sales.


LAURIE C. LODOLO               Assistant          Since         Since August 2004,            --                 --
301 E. Colorado Boulevard     Compliance         July 2004      Assistant Compliance
Suite 720                   Officer, Assistant                  Officer of Flaherty &
Pasadena, CA 91101            Treasurer and                     Crumrine Incorporated;
Age: 41                    Assistant Secretary                  since February 2004,
                                                                Secretary of Flaherty &
                                                                Crumrine Incorporated;
                                                                Account Administrator of
                                                                Flaherty & Crumrine
                                                                Incorporated.

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

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Nicholas Dalmaso
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   R. Eric Chadwick, CFA
     Chief Financial Officer,
     Vice President, Treasurer
     and Secretary
   Peter C. Stimes, CFA
     Chief Compliance
     Officer and Vice President
   Nicholas Dalmaso
     Vice President
   Bradford S. Stone
     Vice President
   Laurie Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary

   INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND?
   o If your shares are held in a brokerage
     Account, contact your broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                               [GRAPHIC OMITTED]
                                 LIGHTHOUSE ART

                          FLAHERTY & CRUMRINE/CLAYMORE
                          ===========================
                              PREFERRED SECURITIES
                                  INCOME FUND

                                     ANNUAL

                                     REPORT

                                NOVEMBER 30, 2004

                          WEB SITE: WWW.FCCLAYMORE.COM



ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they both are "independent," as defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,500 for 2004 and $36,500 for 2003.

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2003.

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,400 for 2004 and $6,000 for 2003.

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $14,000 for 2004 and $12,800 for 2003.

      (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2004 and $0 for 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
Martin Brody, David Gale, Morgan Gust, and Robert F. Wulf.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.




                FLAHERTY & CRUMRINE INCORPORATED (THE "ADVISER")
             POLICIES AND PROCEDURES FOR VOTING PROXIES FOR CLIENTS

  (The definition of clients includes Flaherty & Crumrine Preferred Income Fund
               Incorporated, Flaherty & Crumrine Preferred Income
           Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore
                 Preferred Securities Income Fund Incorporated,
         and Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                          - collectively, the "Funds")


PURPOSE
         These Policies and Procedures are designed to satisfy the Adviser's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

         In connection with this objective, these Policies and Procedures are designed to deal with potential complexities which may arise in cases where the Adviser's interests conflict or appear to conflict with the interests of its clients.

         These Policies and Procedures are also designed to communicate with clients the methods and rationale whereby the Adviser exercises proxy authority.

         This document is available to any client or Fund shareholder upon request and the Adviser will make available to such clients and Fund shareholders the record of the Adviser's votes promptly upon request and to the extent required by Federal law and regulations.1


FUNDAMENTAL STANDARD
         The Adviser will be guided by the principle that, in those cases where it has discretion, it is bound to vote proxies and take such other corporate actions consistent with the interest of its clients with regard to the objective of wealth maximization.


GENERAL
         The Adviser has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where the Adviser may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., the Adviser will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

                                       1
--------
1 This will include Fund web site reporting of proxy votes on Form N-PX no later than 8/31/2004 for the twelve month period ended 6/30/2004.

         These Policies and Procedures apply only where the client has granted discretionary authority with respect to proxy voting of an issuer. Where the Adviser does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

         The Adviser may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, the Adviser will keep appropriate written records in its files or in reasonably accessible storage.

         Similarly, the Adviser will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to the Adviser in making a decision how to vote.

         For purposes of decision making, the Adviser will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where the Adviser may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where the Adviser has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where the Adviser has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

         The Adviser will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. The Adviser may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

         Absent good reason to the contrary, the Adviser will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

         With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, the Adviser will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

         In cases where the voting of proxies would not justify the time and costs involved, the Adviser may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in
connection  with  spin-offs  or  other  corporate   reorganizations.   From  the
perspective of the Adviser's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

         Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.


VOTING OF COMMON STOCK PROXIES
         The Adviser categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, the Adviser normally will vote in favor of management's recommendations on these routine matters.

         Non-routine matters might include, without limitation, such things as
(1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, the Adviser, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.


VOTING OF PREFERRED STOCK PROXIES
         Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

         In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, the Adviser will attempt, wherever possible, to quantify the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

         In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), the Adviser will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

         Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. The Adviser will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances where the common shares of an issuer are held by a holding company and where, because of that, the election outcome is not in doubt, the Adviser does not intend to vote such proxies since the time and costs would outweigh the benefits.


ACTUAL AND APPARENT CONFLICTS OF INTEREST
         Potential conflicts of interest between the Adviser and the Adviser's clients may arise when the Adviser's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of the Adviser's clients.

         The Adviser will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, the Adviser will communicate with the client (which shall mean the independent Directors or Director(s) they may so designate in the case of the Funds) in instances when a material conflict of interest may be apparent. The Adviser shall describe the conflict to the client and state the Adviser's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), the Adviser shall vote in accordance with the recommendation it had made to the client.

         In all such instances, the Adviser will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.


AMENDMENT OF THE POLICIES AND PROCEDURES
         These Policies and Procedures may be modified at any time by action of the Board of Directors of the Adviser but will not become effective, in the case of the Funds, unless they are approved by majority vote of the non-interested Directors of the Funds. Any such modifications will be made to the Adviser's clients by mail and/or other electronic means in a timely manner. These Policies and Procedures, and any amendments thereto, will be posted on the Funds' webs sites and will be disclosed in reports to shareholders as required by law.



Dated:            7/24/2003






ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.
     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

      (b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND
             INCORPORATED
             -------------------------------------------------------------------

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                         R. Eric Chadwick, Chief Financial Officer, Treasurer, Vice President and Secretary
                         (principal financial officer)

Date              JANUARY 27, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.